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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 26, 1998 (December 22, 1997)


                             FIRST STATE CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         GEORGIA                     0-23890                 58-1439347
         -------                     -------                 -----------
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)         Identification Number)


  333 W. BROAD AVENUE, ALBANY, GEORGIA                            31701
  ------------------------------------                            -----
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (912) 432-8000
                                                    --------------


                                 NOT APPLICABLE
                                 --------------
            (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

       On December 22, 1997, First State Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") with Regions Financial Corporation ("Regions"). Pursuant to the Agreement, the Company will merge with Regions in a stock-for-stock exchange (the "Merger"). Under the terms of the Agreement, Regions will exchange .56 of a share of its common stock for each share of the Company's common stock, subject to possible adjustment.

       The Merger is subject to approval of Company shareholders, federal and state bank regulatory authorities and other customary closing conditions. The Company and Regions issued a press release on December 11, 1997 describing merger discussions between the two parties. Such press release if filed as
Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (a)   Not applicable.

       (b)   Not applicable.

       (c)   Exhibits

             Exhibit No.             Description
             -----------             -----------
             99.1                    Press Release of First State Corporation
                                     and Regions Financial Corporation dated
                                     December 11, 1997


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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST STATE CORPORATION


                                          By: /s/ Douglas E. Wren
                                              -------------------------------
                                         Its: President
                                              -------------------------------

Date: January 26, 1998

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                             INDEX TO EXHIBITS

Exhibit No.          Description                                      Page
----------           -----------                                      ----

99.1                 Press Release of First State Corporation and
                     Regions Financial Corporation dated
                     December 11, 1997